SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)

                                 June 8, 1999

         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 1999, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-BC2

                    Structured Asset Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                    333-68513-06                 74-2440850
State or Other Jurisdiction          (Commission              (I.R.S. Employer
     Of Incorporation)               File Number)            Identification No.)

     200 Vesey Street
      New York, New York                                          10285
    (Address of Principal                                       (Zip Code)
      Executive Offices)

         Registrant's telephone number, including area code:  (212) 526-5594

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)


         Item 5.  Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $428,913,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class IO, Class M1, Class M2, Class M3 and Class B Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-BC2 on June 10, 1999. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated June 8, 1999 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 1999, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Norwest Bank Minnesota, National Association, as master servicer and The First National Bank of Chicago, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class IO, Class M1, Class M2, Class M3, Class B, Class P, Class X and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of fixed and adjustable rate, fully amortizing and balloon, conventional, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $428,913,644 as of May 1, 1999, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

         Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  1.1 Terms Agreement, dated June 8, 1999, between Structured Asset Securities Corporation and Lehman Brothers Inc.

                  4.1 Trust Agreement, dated as of June 1, 1999, among Structured Asset Securities Corporation, as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and The First National Bank of Chicago, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of June 1, 1999, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.

                  99.3* Seller's Warranties and Servicing Agreement, dated as of September 30, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           STRUCTURED ASSET SECURITIES

                                                 CORPORATION

                                           By:  /s/ Stanley Labanowski
                                              ---------------------------
                                                Name:  Stanley Labanowski
                                                Title:   Vice President

Dated:  June 22, 1999


                                 EXHIBIT INDEX

Exhibit No.                 Description                               Page No.

1.1        Terms Agreement, dated June 8, 1999, between
           Structured Asset Securities Corporation and Lehman
           Brothers Inc.

4.1        Trust Agreement, dated as of June 1, 1999, among
           Structured Asset Securities Corporation, as
           Depositor, Norwest Bank Minnesota, National
           Association, as Master Servicer and The First
           National Bank of Chicago, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 1999, between Lehman Capital, A
           Division of Lehman Brothers Holdings Inc., as
           Seller, and Structured Asset Securities
           Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of June 1, 1999, between Lehman Capital, A Division of Lehman
           Brothers Holdings Inc., and Option One Mortgage
           Corporation, as servicer.

99.3* Seller's Warranties and Servicing Agreement, dated as of September 30, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Option One Mortgage Corporation, as servicer.


     * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).

     * Incorporated by reference to the Depositor's Current Report on Form 8-K dated March 30, 1998, filed with the Securities and Exchange Commission on April 14, 1998 (File No. 333-47499).